UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 2, 2009

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                    0-32137                  65-0701352
           -------                    -------                  ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)

                1801 N.W. 66th Avenue, Plantation, Florida 33313
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          ------------

On March 2, 2009, the Company issued a press release announcing that its Board of Directors has authorized the repurchase of up to an additional $150,000 of the Company's common stock. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Exhibits

99.1 News release of Online Vacation Center Holdings Corp. issued on March 2, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2009                    ONLINE VACATION CENTER HOLDINGS CORP.

                                       BY: /s/ EDWARD B. RUDNER
                                           --------------------
                                           Edward B. Rudner
                                           Chief Executive Officer















































                                        3